Long-Term Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt
Long-term debt consisted of the following:

	December 31,
	2016	2015
Revolving Credit Agreement	$—	$52,500
Term Loan Credit Facility	194,500	196,500
Less: Unamortized original issue discount	(1,247)	(1,529)
Less: Unamortized debt issuance costs	(3,538)	(4,354)
Other notes payable	6,705	6,924
Total debt	196,420	250,041
Less: current portion of long-term debt	(2,962)	(3,258)
Long-term debt	$193,458	$246,783

Revolving Credit Facility
On April 28, 2014, the Partnership entered into an amended and restated credit agreement (the "Revolving Credit Agreement"), which matures on April 28, 2019. On November 5, 2015, the Partnership entered into a second amendment (the "Second Amendment") and on April 28, 2016, into a third amendment (the "Third Amendment"). On August 31, 2016, the Partnership entered into a fourth amendment to the Revolving Credit Agreement, which allowed for the Blair Contribution. As of December 31, 2016, the Revolving Credit Agreement, as amended, is a senior secured revolving credit facility that permits aggregate borrowings of up to $75,000, including a $25,000 sublimit for letters of credit and a $10,000 sublimit for swing line loans. The outstanding balance of $52,500 under the Revolving Credit Agreement was paid in full as of June 30, 2016.
As of December 31, 2016, we had $66,368 of undrawn borrowing capacity ($75,000, net of $8,632 letter of credit commitments) and no indebtedness under our Revolving Credit Agreement.
Borrowings under the Revolving Credit Agreement, as amended, bear interest at a rate equal to a Eurodollar rate plus an applicable margin of 4.50% per annum through June 30, 2017. Subsequent to June 30, 2017, borrowings under the Revolving Credit Agreement bear interest at a rate equal to, at the Partnership's option, either (1) a base rate plus an applicable margin ranging between 1.25% per annum and 2.50% per annum, based upon the Partnership's leverage ratio, or (2) a Eurodollar rate plus an applicable margin ranging between 2.25% per annum and 3.50% per annum, based upon the Partnership's leverage ratio.
The Revolving Credit Agreement contains customary representations and warranties and customary affirmative and negative covenants, including limits or restrictions on the Partnership’s ability to incur liens, incur indebtedness, make certain restricted payments, merge or consolidate, and dispose of assets. Due to declining market conditions, on November 5, 2015, the Partnership entered into the Second Amendment, which waives the compliance of customary financial covenants through June 29, 2017 (the "Effective Period"), after which the maximum leverage ratio is 5.0x for the fiscal quarter ending June 30, 2017 annualized, 4.5x for the six months ending September 30, 2017 annualized, 4.0x for the nine months ending December 31, 2017 annualized, and 3.5x for the twelve months ending March 31, 2018 and thereafter. After the Effective Period, the minimum interest coverage ratio, as defined, is 2.5x for each fiscal quarter ending on or after June 30, 2017. In addition, the Second Amendment established certain minimum quarterly EBITDA covenants, allows distributions to unitholders up to 50% of quarterly distributable cash flow after quarterly debt payments on the term loan during the Effective Period, and required that capital expenditures during 2016 not exceed $28,000. As a result, of further declines in volumes and pricing and their impact on earnings and cash flow, on April 28, 2016, the Partnership entered into the Third Amendment, which waives the minimum quarterly EBITDA covenants and establishes a maximum EBITDA loss for the six months ending March 31, 2017.
As of December 31, 2016, we were in compliance with the amended covenants contained in the Revolving Credit Agreement. However, the decline in volumes and pricing referred to above contributed to a net loss and negative cash flow from operations for the year ended December 31, 2016. Our ability to comply with such covenants in the future, and access our undrawn borrowing capacity under our Revolving Credit Agreement, is dependent primarily on achieving certain levels of EBITDA, as defined. We believe we will remain in compliance in 2017 with such covenants based on our forecasts for volumes, prices and EBITDA, which are above those experienced in the second half of 2016 and are consistent with the increasing sales volumes and prices we have experienced since the second half of 2016 through the first several weeks of 2017. The forecasted levels of EBITDA are therefore based on our expectation of future volumes and price increases which are subject to risk and uncertainty regarding market conditions for proppant. There can be no assurance that the Partnership will achieve the volumes and pricing included in the forecasts and therefore achieve the planned levels of EBITDA in future periods. If the levels of EBITDA are not sufficient to meet the minimum amounts required for covenant compliance, an event of default could occur.
The Third Amendment also provides for an "equity cure" that can be applied to EBITDA covenant ratios for 2017 and all future periods. On January 4, 2017, the Partnership entered into an equity distribution program with certain financial institutions (each, a "Manager") under which we may sell, from time to time, through or to the Managers, common units representing limited partner interests in the Partnership up to an aggregate gross sales price of $50,000 (See Note 11 - Equity).
The Revolving Credit Agreement contains customary events of default (some of which are subject to applicable grace or cure periods), including among other things, non-payment defaults, covenant defaults, cross-defaults to other material indebtedness, bankruptcy and insolvency defaults, and material judgment defaults. Such events of default could entitle the lenders to cause any or all of the Partnership’s indebtedness under the Revolving Credit Agreement to become immediately due and payable. If such a default were to occur, and resulted in a cross default of the Term Loan Credit Agreement, as described below, all of our outstanding debt obligations could be accelerated which would have a material adverse impact on the Partnership.
The Revolving Credit Agreement is secured by substantially all assets of the Partnership. In addition, the Partnership's subsidiaries have guaranteed the Partnership's obligations under the Revolving Credit Agreement and have granted to the revolving lenders security interests in substantially all of their respective assets.
Term Loan Credit Facility
On April 28, 2014, the Partnership entered into a credit agreement (the "Term Loan Credit Agreement") providing for a senior secured term loan credit facility (the “Term Loan Credit Facility”) that permits aggregate borrowings of up to $200,000, which was fully drawn on April 28, 2014. The Term Loan Credit Agreement permits the Partnership, at its option, to add one or more incremental term loan facilities in an aggregate amount not to exceed $100,000. Any incremental term loan facility would be on terms to be agreed among the Partnership, the administrative agent and the lenders who agree to participate in the incremental facility. The maturity date of the Term Loan Credit Facility is April 28, 2021.
The Term Loan Credit Agreement is secured by substantially all assets of the Partnership. In addition, the Partnership’s subsidiaries have guaranteed the Partnership’s obligations under the Term Loan Credit Agreement and have granted to the lenders security interests in substantially all of their respective assets.
Borrowings under the Term Loan Credit Agreement bear interest at a rate equal to, at the Partnership’s option, either (1) a base rate plus an applicable margin of 2.75% per annum or (2) a Eurodollar rate plus an applicable margin of 3.75% per annum, subject to a LIBOR floor of 1.00%.
The Term Loan Credit Agreement contains customary representations and warranties and customary affirmative and negative covenants, including limits or restrictions on the Partnership’s ability to incur liens, incur indebtedness, make certain restricted payments, merge or consolidate and dispose of assets. In addition, it contains customary events of default that entitle the lenders to cause any or all of the Partnership’s indebtedness under the Term Loan Credit Agreement to become immediately due and payable. The events of default (some of which are subject to applicable grace or cure periods), include, among other things, non-payment defaults, covenant defaults, cross-defaults to other material indebtedness, bankruptcy and insolvency defaults and material judgment defaults. As of December 31, 2016, we were in compliance with the terms of the agreement.
As of December 31, 2016, we had $189,715 indebtedness ($194,500, net of $1,247 of discounts and $3,538 of debt issuance costs) under our Term Loan Credit Facility, which carried an interest rate of 4.75%.
Other Notes Payable
On October 24, 2014, the Partnership entered into a purchase and sales agreement to acquire land and underlying frac sand deposits. During the years ended December 31, 2016, 2015 and 2014, the Partnership paid cash consideration of $2,500, and issued a three-year promissory note in the amount of $3,676, respectively, in connection with this agreement. The promissory notes accrue interest at rates equal to the applicable short-term federal rates. All principal and accrued interest is due and payable at the end of the respective three-year promissory note terms in December 2019, December 2018 and October 2017. However, the promissory notes are prepaid on a quarterly basis during the three-year terms if sand is extracted, delivered, sold and paid for from the properties.
During the years ended December 31, 2016 and 2015, the Partnership made prepayments of $3,896 and $428, respectively, based on the accumulated volume of sand extracted, delivered, sold and paid for. In January 2017, the Partnership made a prepayment of $962 based on the volume of sand extracted, delivered, sold and paid for through the fourth quarter of 2016. As of December 31, 2016, the Partnership had repaid in full the promissory note due in October 2017 and we had $6,705 outstanding on our remaining promissory notes, which carried interest rates ranging from 0.56% to 0.74%.
Maturities
As of December 31, 2016, future minimum debt repayments are as follows:

Fiscal Year	Amount
2017	$2,962
2018	4,067
2019	5,676
2020	2,000
2021	186,500
$201,205